Washington Federal, Inc.
425 Pike Street
Seattle, WA 98101

Contact:  Cathy Cooper
(206) 777-8246

Thursday, April 15, 2004
FOR IMMEDIATE RELEASE


Washington Federal Reports 2nd Quarter Earnings


SEATTLE - Washington Federal, Inc. (Nasdaq: WFSL), parent company of Washington Federal Savings, today announced earnings of $32,520,000 or $.41 per diluted share for the quarter ended March 31, 2004, compared to $37,704,000 or $.49 per diluted share for the same period one year ago, a 13.7% decrease. Decreased earnings from the same quarter one year ago were attributable to a slowdown in loan prepayments and a one time pretax gain of $3.4 million on the sale of real estate last year.

Washington Federal's capital ratio increased to 14.48% as of March 31, 2004, compared to 13.51% at the same time last year. The Company's efficiency ratio increased slightly to 18.14% for the quarter, compared to 17.72% for the same quarter last year. The second fiscal quarter produced a return on assets of 1.73%, while return on equity amounted to 12.04% for the quarter.

Chief Executive Officer Roy M. Whitehead commented,"The Company's performance continues to be quite good, despite our conservative approach to managing the balance sheet. As a result of loan growth and investment purchases, our net interest spread improved to 2.55% this quarter, ending six consecutive quarters of decline. Asset quality remains very high with nonperforming assets totaling only .33% of total assets. The Company is well positioned to respond to changing interest rates in the future."

On April 16, 2004, Washington Federal will pay a cash dividend of $.20 per share to common stockholders of record on April 2, 2004. This will be the Company's 85th consecutive quarterly cash dividend.

Washington Federal Savings, with headquarters in Seattle,
Washington, has 118 offices in eight western states.



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                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (UNAUDITED)


                                                                           March 31, 2004      September 30, 2003
                                                                        ------------------     ------------------
                                                                           (In thousands, except per share data)

ASSETS
Cash and cash equivalents .........................................         $ 1,182,891          $  1,437,208
Available-for-sale securities, including mortgage-backed
   securities of $539,498..........................................             940,840               781,798
Held-to-maturity securities, including mortgage-backed
   securities of $139,234..........................................             176,317               154,178
Securitized assets subject to repurchase, net .....................             150,654               210,782
Loans receivable, net .............................................           4,758,358             4,606,726
Interest receivable ...............................................              30,077                29,489
Premises and equipment, net .......................................              61,288                60,942
Real estate held for sale .........................................              13,317                16,204
FHLB stock ........................................................             147,114               143,851
Intangible assets .................................................              59,613                60,336
Other assets ......................................................              22,623                34,461
                                                                            -----------           -----------
                                                                            $ 7,543,092           $ 7,535,975
                                                                            ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Customer accounts
   Savings and demand accounts ....................................         $ 4,509,026           $ 4,520,051
   Repurchase agreements with customers ...........................              51,720                57,547
                                                                            -----------           -----------
                                                                              4,560,746             4,577,598
FHLB advances .....................................................           1,650,000             1,650,000
Other borrowings...................................................             100,000               100,000
Advance payments by borrowers for taxes and insurance .............              19,514                23,281
Federal and state income taxes ....................................              61,893                70,011
Accrued expenses and other liabilities ............................              58,599                59,489
                                                                            -----------           -----------
                                                                              6,450,752             6,480,379
STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 100,000,000 shares authorized;
   94,286,097 and 94,109,168 shares issued; 78,498,545
   and 78,290,836 shares outstanding ..............................              94,286                85,554
Paid-in capital ...................................................           1,158,647             1,085,650
Accumulated other comprehensive income, net of taxes ..............              34,646                34,624
Treasury stock, at cost; 15,787,552 and 15,818,332 shares .........            (206,935)             (207,337)
Retained earnings .................................................              11,696                57,105
                                                                            -----------           -----------
                                                                              1,092,340             1,055,596
                                                                            -----------           -----------
                                                                            $ 7,543,092           $ 7,535,975
                                                                            ===========           ===========

CONSOLIDATED FINANCIAL HIGHLIGHTS
Stockholders' equity per share ....................................         $     13.92           $     13.48
Stockholders' equity to total assets ..............................               14.48%                14.01%
Weighted average rates at period end
  Loans and mortgage-backed securities* ...........................                6.23%                 6.40%
  Investment securities** .........................................                2.26                  1.98
  Combined loans, mortgage-backed securities
     and investment securities ....................................                5.30                  5.28
  Customer accounts ...............................................                1.87                  1.96
  Borrowings ......................................................                5.03                  5.03
  Combined cost of customer accounts and borrowings ...............                2.75                  2.81
  Interest rate spread ............................................                2.55                  2.47

* Includes securitized assets subject to repurchase
**Includes municipal bonds at tax equivalent yields and cash equivalents



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

                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                 Quarter Ended March 31,          Six Months Ended March 31,

                                                                --------------------------        --------------------------
                                                                 2004              2003           2004              2003

                                                                --------         --------       ---------        ---------
                                                                       (In thousands, except per share data)

INTEREST INCOME
Loans and securitized assets subject to repurchase  ........    $ 82,388          $89,648       $164,783         $185,205
Mortgage-backed securities .................................      12,379           16,190         24,113           34,405
Investment securities and cash equivalents..................       7,915            8,488         16,468           16,783
                                                                --------         --------       --------         --------
                                                                 102,682          114,326        205,364          236,393

INTEREST EXPENSE
Customer accounts ..........................................      21,234           27,615         42,871           58,910
FHLB advances and other borrowings .........................      22,172           21,950         44,591           44,358
                                                                --------         --------       --------         --------
                                                                  43,406           49,565         87,462          103,268
                                                                --------         --------       --------         --------
NET INTEREST INCOME ........................................      59,276           64,761        117,902          133,125
Provision for loan losses ..................................           -              150              -            1,400
                                                                --------         --------       --------         --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES ........      59,276           64,611        117,902          131,725

OTHER INCOME
Gains (loss) on sale of securities, net ....................        (659)               -           (122)               -
Gain on sale of real estate ................................           -            3,382              -            3,382
OTHER ......................................................       2,602            2,222          4,788            4,415
                                                                --------         --------       --------         --------
                                                                   1,943            5,604          4,666            7,797

OTHER EXPENSE
Compensation and fringe benefits ...........................       7,789            7,742         15,349           15,972
Occupancy ..................................................       1,490            1,294          2,913            2,603
Other ......................................................       1,824            2,832          3,620            4,945

                                                                --------         --------       --------         --------
                                                                  11,103           11,868         21,882           23,520
Gain (loss) on real estate acquired through foreclosure, net         127             (113)           252             (440)
                                                                --------         --------       --------         --------
INCOME BEFORE INCOME TAXES .................................      50,243           58,234        100,938          115,562
Income taxes ...............................................      17,723           20,530         35,596           40,740
                                                                --------         --------       --------         --------
NET INCOME .................................................    $ 32,520         $ 37,704       $ 65,342         $ 74,822
                                                                ========         ========       ========         ========

PER SHARE DATA
Basic earnings .............................................    $    .41         $    .49       $    .83         $    .98
Diluted earnings ...........................................         .41              .49            .82              .97
Cash dividends .............................................         .20              .19            .40              .38
Weighted average number of shares outstanding,
   including dilutive stock options ........................  71,301,242       77,100,346     79,211,105       77,096,488
Return on average assets ...................................        1.73%            2.06%          1.73%            2.03%



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